CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED NOVEMBER 20, 2013
TO THE PROSPECTUS DATED JANUARY 1, 2013

INTERNATIONAL EQUITY INVESTMENTS

Effective immediately, Virginie Maisonneuve is no longer a Portfolio Manager of the Fund. As such, all references to Virginie Maisonneuve are deleted.

The following replaces the information about Simon Webber in the section of the Prospectus entitled “Fund Management,” under the heading “The Sub-Advisers” on page 58:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Equity Investments	Schroder Investment Management North America Inc. (“Schroders”) 875 Third Avenue 22nd Floor New York NY 10022-6225	25%	Simon Webber, CFA® Lead Portfolio Manager for Global and International Equities at the Schroders organization since October 2013; prior to then, he served as a Portfolio Manager (Joined Schroders in 1999).	2011